UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2022

SORRENTO THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36150	33-0344842
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Directors Place

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 203-4100

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	SRNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2022, Sorrento Therapeutics, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Meeting”). At the Meeting, the Company’s stockholders approved an amendment to the Sorrento Therapeutics, Inc. 2019 Stock Incentive Plan, as amended (the “2019 Plan”), to increase the number of shares authorized for issuance thereunder by 40,000,000 shares.

The amendment to the 2019 Plan had been previously approved, subject to stockholder approval, by the Compensation Committee of the Company’s Board of Directors. A summary of the 2019 Plan was included in the Company’s definitive proxy statement for the Meeting filed with the Securities and Exchange Commission on November 1, 2022 (the “Proxy Statement”). The summary of the 2019 Plan is qualified in its entirety by reference to the full text of the 2019 Plan, as amended, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 15, 2022, the Company held the Meeting. At the Meeting, a total of 302,293,078 shares, or 64.41% of the Company’s common stock issued and outstanding as of the record date, were represented virtually or by proxy.

At the Meeting, the Company’s stockholders considered four proposals, each of which is described in more detail in the Proxy Statement. Set forth below is a brief description of each matter voted upon at the Meeting and the voting results with respect to each matter.

Proposal No. 1: To elect the following nominees as directors to serve until the Company’s 2023 Annual Meeting of Stockholders.

Nominee	For	Withhold	Broker Non-Votes
Henry Ji, Ph.D.	149,729,264	48,163,251	104,400,563
Dorman Followwill	99,141,623	98,750,892	104,400,563
Kim D. Janda, Ph.D.	104,525,224	93,367,291	104,400,563
David Lemus	154,394,478	43,498,037	104,400,563
Tammy Reilly	175,384,956	22,507,559	104,400,563
Jaisim Shah	133,082,845	64,809,670	104,400,563
Yue Alexander Wu, Ph.D.	101,699,206	96,193,309	104,400,563

Proposal No. 2: To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022.

For	Against	Abstentions
274,103,180	18,798,816	9,391,082

Proposal No. 3: To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstentions	Broker Non-Votes
44,572,318	151,199,148	2,121,049	104,400,563

Proposal No. 4: To approve an amendment to the Sorrento Therapeutics, Inc. 2019 Stock Incentive Plan to increase the number of shares authorized for issuance thereunder by 40,000,000 shares.

For	Against	Abstentions	Broker Non-Votes
132,381,575	64,151,359	1,359,581	104,400,563

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Sorrento Therapeutics, Inc. 2019 Stock Incentive Plan, as amended.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORRENTO THERAPEUTICS, INC.

Date: December 16, 2022	By:	/s/ Henry Ji, Ph.D.
Name: Henry Ji, Ph.D.
Title: Chairman of the Board, President and Chief Executive Officer